    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 1998

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported): October 26, 1998


                                   VERIO INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                0-24219                                   84-1339720
        (Commission File Number)            (I.R.S. Employer Identification No.)

   8005 SOUTH CHESTER STREET, SUITE 200,                   80112
         ENGLEWOOD, COLORADO                             (Zip Code)
  (Address of Principal Executive Offices)

                                 (303) 645-1900
              (Registrant's Telephone Number, Including Area Code)




                                 With a copy to:
                              Gavin B. Grover, Esq.
                             Morrison & Foerster LLP
                                425 Market Street
                             San Francisco, CA 94105



--------------------------------------------------------------------------------

     ITEM 5.  OTHER EVENTS.

                                  RISK FACTORS

     Verio Inc. ("Verio" or the "Registrant") is a leading provider of Internet connectivity, Web hosting and other enhanced Internet services to small and medium sized businesses. From time to time the Registrant may report through its press releases and/or Securities and Exchange Commission filings, certain matters that would be characterized as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act") that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Certain of these risks and uncertainties are beyond management's control. This report contains statements which constitute forward-looking statements. These statements appear in a number of places in this report and include statements regarding the intent, belief or current expectations of the Registrant, its directors or its officers primarily with respect to the future operating performance of the Registrant. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward-looking statements as a result of various factors. The accompanying information contained in this report including the information set forth below, identifies certain important factors that could cause such differences. The following factors supplement, and, to the extent provided herein, amend and restate, the other business and risk factors disclosed in the Registrant's Current Report on Form 8-K dated July 7, 1998.

FINANCIAL INFORMATION CONCERNING ACQUISITIONS; INTEGRATION EXPENSES

         The ISPs targeted by Verio for acquisition typically do not have audited financial statements and have varying degrees of internal controls and detailed financial information. Accordingly, the pro forma and other financial information contained in Verio's periodic and other reports filed from time to time with the Securities and Exchange Commission (the "SEC Filings") include financial information concerning certain recently completed acquisitions for which audited financial statements may not be available. In particular, this is the case with respect to Verio's recent acquisition of WWW-Service Online-Dienstleistungen AG ("WWW"). There can be no assurance that a subsequent audit by Verio will not reveal matters of significance, including with respect to revenues, expenses and liabilities, contingent or otherwise, of these companies. Verio's business strategy involves the continued and potentially rapid acquisition of additional ISPs. Verio expects that, from time to time in the future, it will enter into additional acquisition agreements, the pro forma effect of which is not known and cannot be predicted. Verio's completion of additional acquisitions may have a material impact on the financial information set forth herein. There can be no assurance as to the number, timing or size of future acquisitions, if any, or the effect any such acquisitions would have on Verio's operating or financial results.

         Verio is in the process of completing valuations of the assets acquired and liabilities assumed in connection with certain of Verio's acquisitions. These valuations will be used in determining the final purchase accounting adjustments for these acquisitions. Accordingly, the purchase accounting adjustments for these acquisitions reflected in the pro forma financial statements included in the SEC Filings are likely to be revised and such adjustments may be significant. In addition, Verio expects to record charges to operations for in-process research and development relating to certain of these acquisitions (including the acquisition of NTX, Inc. d/b/a TABNet ("TABNet") (the "TABNet Acquisition")), and these charges, which will be recorded in the respective periods in which the particular acquisition took place, also may be significant. The amounts of such charges are not presently determinable, but could be material.

         Moreover, Verio frequently incurs expenses associated with the integration of acquired businesses. In particular, Verio expects to incur expenses through the end of 1998 associated with the costs for system upgrades and integration of TABNet's operations into Verio's network, customer care, billing and financial systems. The aggregate amount of these expenses is not yet determinable, but could be material. In addition, there can be no assurance that Verio will not incur subsequent additional charges to reflect costs associated with the integration of its operations with those of TABNet's.

Furthermore, Verio may incur similar charges in connection with other acquisitions previously completed or undertaken in the future.

         In addition, Verio may be required to make significant additional contingent purchase price payments in connection with the TABNet Acquisition. Verio initially paid $45.5 million in cash to TABNet shareholders, with additional contingent payments of up to a total of $43.2 million if TABNet's recurring revenue and earnings before interest, taxes, depreciation and amortization ("EBITDA") grow at agreed-to amounts through December 1998. TABNet recorded recurring revenues of approximately $433,000, out of total revenues of approximately $925,000, for the month of May 1998, reflecting a growth rate in recurring revenues of over 12% per month for the first five months of 1998. In order to receive the maximum contingent purchase price amount of $43.2 million, TABNet must achieve during the remainder of 1998 average month-over-month growth in recurring revenue of approximately 37% and an average month-over-month increase in EBITDA of approximately 42%. Absent an increase in recurring revenue of at least 15% per month, and in EBITDA of at least 20% per month, on average through the end of the year, none of the contingent purchase price amounts would be payable. At those minimum growth levels, the contingent purchase price would total $10.8 million, with the contingent purchase price amount increasing to the extent that TABNet's recurring revenue or EBITDA performance exceeds those levels. Depending upon TABNet's financial performance, Verio may be required to make all or a portion of the maximum contingent purchase price payments in respect of the TABNet Acquisition.

UNCERTAINTY OF PENDING TRANSACTION

         The proposed acquisition of Best Internet Communications, Inc. ("Best Internet") d/b/a Hiway Technologies, Inc. ("Hiway") (the "Hiway Acquisition") is subject to material conditions to consummation, including, among other things,
(i) receipt of regulatory clearance under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended ("HSR Clearance"), which has been obtained,
(ii) absence of any material adverse change in the business, operations, financial performance or results of operations of Hiway, (iii) approval by the holders of a majority of the shares of the outstanding capital stock of Hiway present and voting at a shareholders meeting, and (iv) approval by the holders of a majority of the outstanding capital stock of Verio present and voting at a stockholders meeting. In connection with the execution of the Agreement and Plan of Merger dated as of July 27, 1998 with Hiway (the "Merger Agreement"), holders of a majority of the shares of outstanding capital stock of Hiway executed irrevocable proxies in favor of Verio to vote in favor of the Hiway Acquisition. If Verio's stockholders fail to approve the Hiway Acquisition, Hiway may elect to terminate the Merger Agreement, in which case Verio must pay to Hiway a termination fee of $10.0 million. The Merger Agreement also may be terminated by mutual agreement of Verio and Hiway. There can be no assurance that Verio's stockholders will approve the Hiway Acquisition or that the Department of Justice and/or the Federal Trade Commission will not impose conditions in connection with such HSR Clearance. There can also be no assurance as to when, if at all, the conditions and other contingencies with respect to the Hiway Acquisition will be satisfied, that there will not be a material adverse change in the business, operations, financial performance or results of operations of Hiway, or that the parties to the Hiway Acquisition will not mutually decide to terminate the Merger Agreement.

         The Hiway Acquisition is a substantial transaction for Verio. Verio expects that, if the Hiway Acquisition is completed, it will have a continuing, significant impact on Verio's operating and financial performance.

RISKS ASSOCIATED WITH THE HIWAY ACQUISITION

         Hiway was formed in May 1998 through a merger of Best Internet and Hiway (the "Best/Hiway Merger"). Because the Best/Hiway Merger was accomplished only recently, Hiway has not yet completed the integration of the operations of those two companies that previously operated independently at different locations with separate work forces. It is likely that this integration effort will be continuing when the Hiway Acquisition is completed. In the course of that integration effort, it is possible that facts or circumstances may be discovered that were not known or apparent prior to the time that Verio executed the Merger Agreement with Hiway or during its due diligence review of Hiway. There can be no assurance that difficulties will not be encountered in integrating the operations of Hiway, or that the specific benefits expected from the integration of Hiway and Best Internet will be achieved or that any anticipated cost savings will be realized. The acquisition of Hiway also involves a number of special risks, including assimilation of new operations and personnel; the diversion of resources from Verio's existing business; integration of their respective equipment, service offerings, networks and technologies, financial and information systems and brand names; coordination of geographically separated facilities and work forces; management challenges associated with the integration of the companies; coordination of their respective sales, marketing and service development efforts, assimilation of new management personnel; and maintenance of standards, controls, procedures and policies. The process of integrating Hiway's operations, including its personnel, could cause interruption of, or loss in momentum in the activities of Verio's business and operations, including those of the business acquired. Further, employees of Hiway who may be key to the integration effort or Verio's ongoing operations may choose not to continue to work for Verio following the closing of the Hiway Acquisition.

         In connection with the Hiway Acquisition, Verio expects to incur expenses through mid-1999 associated with the integration of the acquired business with its own, including costs relating to the elimination of duplicate systems and facilities, possible severance and employee relocation, and other integration costs. The aggregate amount of these expenses is not yet determinable, but could be significant. In addition, there can be no assurance that Verio will not incur additional charges in subsequent quarters to reflect costs associated with the Hiway Acquisition or the integration of its operations. Factor that could increase such costs include delays in the completion of the Hiway Acquisition, any unexpected employee turnover, unforeseen delays in addressing duplicate facilities once the acquisition has been completed and the associated costs of hiring temporary employees, and additional fees and charges to obtain consents, regulatory approvals or permits. There can be no assurance that Verio will realize the benefits and strategic objectives sought through the Hiway Acquisition. Costs associated with the Hiway Acquisition, or liabilities and expenses associated with the operations of Hiway, that exceed the expectations of Verio, could have material adverse effect on Verio's business, financial condition and results of operations.

RISKS ASSOCIATED WITH HIWAY HISTORICAL FINANCIAL INFORMATION

         The Best/Hiway Merger was intended to qualify for pooling-of-interests treatment under generally accepted accounting principles, and has been treated accordingly in the historical financial statements of Hiway. Under pooling-of-interests accounting, the accounts of Hiway are combined with those of Best Internet at their historical carrying accounts and Hiway's financial statements for all prior periods are restated to reflect the combination of the two companies for all periods presented.

         Prior to the execution of the Merger Agreement between Verio and Hiway, Hiway had filed a registration statement on Form S-1 with the Securities and Exchange Commission (the "Commission") with respect to its proposed initial public offering, which registration statement contained the historical financial statements of Hiway that were included in Verio's filing on Form 10-Q dated August 13, 1998. In the course of its review of that registration statement, the Commission raised questions concerning the pooling-of-interests accounting treatment of the Best/Hiway Merger. These questions had not been resolved when Hiway signed the Merger Agreement with Verio and suspended its registration process. Verio and Hiway believe that the accounting treatment of the Best/Hiway Merger reflected in Hiway's historical financial statements is appropriate under generally accepted accounting principles. Verio expects that these financial statements will be included in additional registration statements of its own that Verio anticipates will be filed with the Commission in the near future, including a registration statement on Form S-4 in connection with the Hiway Acquisition. Accordingly, the financial statements will be subject to further review by the Commission. In the course of that review, it is possible that the Commission will raise these same questions. In that case, if Verio and Hiway do not prevail in their assertion that the accounting treatment reflected in those financial statements is appropriate, the Commission may require that those financial statements be restated to reflect the application of the purchase method of accounting treatment to the Best/Hiway Merger. See ("--Financial Information Concerning Acquisitions; Integration Expenses."

         Under the purchase accounting method, a substantial portion of the purchase price would be allocated to goodwill which would be amortized to operations over the estimated life of the asset. Although purchase accounting treatment may have a material adverse impact on the reported operating results of the Hiway combined companies, as compared to that under pooling-of-interests treatment, because the Hiway Acquisition must be accounted for by Verio using purchase accounting, any such restatement of the Hiway historical financial statements would not have a material adverse impact on the pro forma combined operating results of Verio and Hiway.

RISKS ASSOCIATED WITH INTERNATIONAL OPERATIONS AND EXPANSION

         Verio currently does not derive any significant revenue from sales to customers located outside the United States. However, one of Verio's goals is to grow its international markets. There can be no assurance that acceptance of the Internet or demand for Internet connectivity, Web hosting and other enhanced Internet services will increase significantly in any international markets. Verio however believes that, in light of substantial anticipated competition, it will be necessary to move quickly into international markets in order to effectively obtain market share, and there can be no assurance that Verio will be able to do so. Verio may experience difficulty in managing international operations as a result of difficulties in locating effective foreign partners, competition, technical problems, distance and language and cultural differences, and there can be no assurance that Verio or its international partners, if any, will be able to successfully market and operate Verio's services in foreign markets. If revenue from international operations is not adequate to cover the investments in such activities, Verio's business, results of operations and financial condition could be materially and adversely affected.

         There are certain risks inherent in doing business on an international level, such as changes in regulatory requirements, export restrictions, imposition of tariffs, trade barriers, difficulties in staffing and managing foreign operations, fluctuations in currency exchange rates, differing technology standards, longer payment cycles, problems in collecting accounts receivable, difficulty in enforcing contracts, political and economic instability, seasonal reductions in business activity in certain other parts of the world, potentially adverse tax consequences and general economic conditions, including inflation. In addition, 11 of the 15 member countries of the European Union are scheduled to establish fixed conversion rates between their existing sovereign currencies and the euro, and to adopt the euro as their common legal currency (the "Euro Conversion"), effective January 1, 1999. As Verio is only in the initial stages of entering the European markets, Verio has not commenced any assessment of the effects of the Euro Conversion, and is unsure of the potential impact that the Euro Conversion may have on Verio's business, financial condition or results of operations. Furthermore, certain foreign governments, such as Germany, have enforced laws and regulations related to content distributed over the Internet that are more strict than those currently in place in the U.S. There can be no assurance that one or more of such factors will not have a material adverse effect on Verio's international operations and, consequently, on Verio's business, results of operations and financial condition.

YEAR 2000 COMPLIANCE

           Verio is aware of the issues associated with the programming code in existing computer systems as the year 2000 approaches. The "Year 2000" problem is concerned with whether computer systems will properly recognize date sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or fail. The Year 2000 problem is pervasive and complex, as virtually every company's computer operations will be affected in some way.

           Verio is currently engaged in a two-phase process to evaluate its internal status with respect to the Year 2000 issue. In the first phase, which Verio expects to complete in the fourth quarter of 1998, Verio is conducting an assessment of its national systems in Denver, Colorado, Dallas, Texas and its east operating region, including both IT systems and non-IT systems such as hardware containing embedded technology, for Year 2000 compliance. There can be no assurance that Verio will not discover Year 2000 issues in the course of its assessment that would have a material adverse effect on the business, results of operations or financial condition of Verio.

         Phase two of the process, which is expected to be completed during the second quarter of 1999, will involve taking any needed corrective action to bring systems into compliance and to develop a contingency plan in the event any non-compliant critical systems remain by January 1, 2000. As part of this phase, Verio will attempt to quantify the impact, if any, of the failure to complete any necessary corrective action. Although Verio cannot currently estimate the magnitude of such impact, if systems material to Verio's operations have not been made Year 2000 compliant upon completion of this phase, the Year 2000 issue could have a material adverse effect on Verio's business, results of operations and financial condition.

         To date, the costs incurred by Verio with respect to this process have not been material. Future costs will remain difficult to estimate until the completion of phase one; however, Verio does not currently anticipate that such costs will be material.

         Concurrently with the two-phase analysis of its internal systems, Verio has begun to survey third-party entities with which Verio transacts business, including critical vendors and financial institutions, for Year 2000 compliance. Verio expects to complete this survey in the first quarter of 1999. At this time Verio cannot estimate the effect, if any, that non-compliant systems at these entities could have on the business, results of operations or financial condition of Verio, and there can be no assurance that the impact, if any, will not be material.

         Based on the steps being taken to address this issue and the progress to date, Verio believes that the Year 2000 compliance expenses will not have a material adverse effect on Verio's earnings. However, there can be no assurance that Year 2000 problems will not occur with respect to Verio's computer systems. Furthermore, the Year 2000 problem may impact other entities with which Verio transacts business, and Verio cannot predict the effect of the Year 2000 problem on such entities or the resulting effect on Verio. As a result, if preventative and/or corrective actions by Verio or those with whom Verio does business with are not made in a timely manner, the Year 2000 issue could have a material adverse effect on Verio's business, financial condition and results of operations.



     ITEM 7.  EXHIBITS.

     Exhibit No.                       Description
     -----------                       -----------
     99(a) Press Release issued by the Registrant on October 26, 1998

     99(b) Press Release issued by the Registrant on October 27, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VERIO INC.

                                                By: /s/ Justin L. Jaschke
                                                   ----------------------------
                                                     Justin L. Jaschke
                                                     Chief Executive Officer

Dated: October 28, 1998

                                  EXHIBIT INDEX


     Exhibit No.                   Description
     -----------                   -----------
     99(a)              Press Release issued by the Registrant on October 26, 1998

     99(b)              Press Release issued by the Registrant on October 27, 1998